UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 26, 2005
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    0-27127                04-3332534
--------------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission             (IRS Employer
           Incorporation)              File Number)         Identification No.)


                     20 Second Avenue, Burlington, MA 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)
                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

At the 2005 Annual Meeting of Stockholders of iBasis, Inc. (the "Company") held on May 26, 2005, among other items, the Company's stockholders approved a proposal made by the Company's Board of Directors to approve the Company's Amended and Restated 1997 Stock Incentive Plan (the "Amended Plan") to increase the number of shares of common stock available for issuance from 9,000,000 to 14,000,000 shares. The Amended Plan was previously approved by the Board of Directors of the Company, subject to stockholder approval. A summary of the changes to the plan and a copy of the Amended Plan was included in the Company's Proxy Statement filed on April 13, 2005.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 2005             iBASIS, INC.

                                By: /s/ Richard Tennant
                                    --------------------------------------
                                     Vice President, Finance and Administration
                                     And Chief Financial Officer
                                    (Principal Financial and Accounting Officer)